[SPECIMEN STOCK CERTIFICATE]


KW 6170                                                       CUSIP 004816 10 4


                            ACME UNITED CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT



THIS CERTIFIES THAT









IS THE OWNER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $2.50 EACH
                             OF THE COMMON STOCK OF

ACME UNITED CORPORATION transferable on the books of the Company by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares evidenced hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Company, to all of which the holder hereof by acceptance assents. This certificate is not valid unless countersigned and registered by a Transfer Agent and Registrar.

WITNESS the seal of the Company and the signatures of its duly authorized officers.




[SEAL]

Dated:




                    /s/ Paul Driscoll                 /s/ Walter C. Johnsen
                                                      President



                                          Countersigned and Registered:
                                              AMERICAN STOCK TRANSFER COMPANY

                                                                Transfer Agent
                                                                 and Registrar

                                          By:
                                                            Authorized Officer

                          ACME UNITED CORPORATION

         The Company will furnish to the holder hereof, upon request and without charge, a full statement of the designations, terms, limitations and relative rights and preferences of the shares of each class authorized to be issued by the Company.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM          - as tenants in common
TEN ENT          - as tenants by the entireties
JT TEN           - as joint tenants with right of survivorship and not as
                   tenants in common

UNIF GIFT MIN ACT-                 Custodian
                        ______________________________________
                        (Cust)                          (Minor)

                        under Uniform Gifts to Minors
                        Act___________________________________
                                        (Name)

    Additional abbreviations may also be used though not in the above list.


For value received _______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
                                      |
                                      |
---------------------------------------


--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ---------------------------------------------


--------------------------------------------------------------------------------

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, _________________________